                                EXHIBIT A.(XXIV)

            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-seven billion, ninety-five million (37,095,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-seven million ninety-five thousand dollars ($37,095,000), as listed below:

                                           Class A       Class B       Class C       Class I       Class Y
                Series                      Shares        Shares        Shares        Shares        Shares
                ------                   -----------   -----------   -----------   -----------   -----------
The Hartford Advisers Fund               375,000,000   175,000,000   110,000,000            --   100,000,000
The Hartford Balanced Income Fund        200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Capital Appreciation Fund   570,000,000   175,000,000   220,000,000    50,000,000    50,000,000
The Hartford Capital Appreciation II
  Fund                                   200,000,000   200,000,000   200,000,000    50,000,000   200,000,000
The Hartford Capital Preservation Fund   285,000,000    75,000,000   200,000,000            --   100,000,000
The Hartford Checks and Balances Fund    400,000,000   200,000,000   200,000,000    50,000,000            --
The Hartford Disciplined Equity Fund     125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Dividend and Growth Fund    325,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford Equity Income Fund          125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford Floating Rate Fund          800,000,000   200,000,000   800,000,000   250,000,000   200,000,000
The Hartford Focus Growth Fund           125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Fundamental Growth Fund     125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Communications
  Fund                                   125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Enhanced Dividend
  Fund                                   200,000,000   200,000,000   200,000,000    50,000,000    50,000,000
The Hartford Global Equity Fund          200,000,000   200,000,000   200,000,000    50,000,000    50,000,000
The Hartford Global Financial Services
  Fund                                   125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Growth Fund          125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Health Fund          125,000,000    75,000,000    50,000,000    50,000,000    50,000,000

                                            Class A        Class B       Class C       Class I      Class Y
                Series                       Shares         Shares        Shares       Shares        Shares
                ------                   -------------   -----------   -----------   ----------   -----------
The Hartford Global Technology Fund        125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford High Yield Fund               125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford High Yield Municipal Bond
   Fund                                    200,000,000   200,000,000   200,000,000   50,000,000            --
The Hartford Income Fund                   125,000,000    75,000,000    50,000,000        --       50,000,000
The Hartford Inflation Plus Fund           155,000,000   105,000,000    90,000,000   50,000,000    50,000,000
The Hartford International Growth Fund     125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford International
   Opportunities Fund                      125,000,000    75,000,000    50,000,000                 50,000,000
The Hartford International Small
   Company Fund                            125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford LargeCap Growth Fund          200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford MidCap Fund                   225,000,000    75,000,000   110,000,000           --    50,000,000
The Hartford MidCap Growth Fund            200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford MidCap Value Fund             125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Money Market Fund           1,200,000,000   500,000,000   500,000,000           --   500,000,000
The Hartford Principal Protection Fund     125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Retirement Income Fund        200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select MidCap Growth Fund     200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select MidCap Value Fund      200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select SmallCap Growth
   Fund                                    200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select SmallCap Value
   Fund                                    200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Short Duration Fund           125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Small Company Fund            125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Stock Fund                    125,000,000    75,000,000    50,000,000                 50,000,000
The Hartford Strategic Income Fund         200,000,000   200,000,000   200,000,000   50,000,000    50,000,000

                                           Class A       Class B       Class C       Class I      Class Y
                Series                      Shares        Shares        Shares       Shares        Shares
                ------                   -----------   -----------   -----------   ----------   -----------
The Hartford Tax-Free California Fund    125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Tax-Free New York Fund      125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Target Retirement 2010
   Fund                                  200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Target Retirement 2020
   Fund                                  200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Target Retirement 2030
   Fund                                  200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Total Return Bond Fund      125,000,000    75,000,000    50,000,000   50,000,000   100,000,000
The Hartford Value Fund                  125,000,000    75,000,000    50,000,000   50,000,000    50,000,000

                                           Class A       Class B      Class C      Class D      Class I      Class Y
                Series                      Shares       Shares       Shares       Shares       Shares       Shares
                ------                   -----------   ----------   ----------   ----------   ----------   ----------
The Hartford Equity Growth Allocation
   Fund                                  100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund      100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund    100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation
   Fund                                  100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund      100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000

                                           Class A       Class B      Class C      Class D      Class I      Class Y
                Series                      Shares       Shares       Shares        Shares       Shares      Shares
                ------                   -----------   ----------   ----------   -----------   ---------   ----------
The Hartford DCA Money Fund Series I                                             300,000,000
The Hartford DCA Money Fund Series II                                            300,000,000
The Hartford DCA Money Fund Series III                                           300,000,000
The Hartford DCA Money Fund Series IV                                            300,000,000
The Hartford DCA Money Fund Series V                                             300,000,000

                Series                   Class R3 Shares   Class R4 Shares   Class R5 Shares
                ------                   ---------------   ---------------   ---------------
The Hartford Advisers Fund                 50,000,000         50,000,000        50,000,000
The Hartford Capital Appreciation Fund     50,000,000         50,000,000        50,000,000
The Hartford Capital Appreciation II
   Fund                                    50,000,000         50,000,000        50,000,000

                Series                   Class R3 Shares   Class R4 Shares   Class R5 Shares
                ------                   ---------------   ---------------   ---------------
The Hartford Disciplined Equity Fund        50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund       50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund             50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund             50,000,000        50,000,000        50,000,000
The Hartford Global Enhanced Dividend
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Global Equity Fund             50,000,000        50,000,000        50,000,000
The Hartford Global Growth Fund             50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund             50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund            50,000,000        50,000,000        50,000,000
The Hartford International Growth Fund      50,000,000        50,000,000        50,000,000
The Hartford International
   Opportunities Fund                       50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund              50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund             50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                     50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund         50,000,000        50,000,000        50,000,000
The Hartford Value Fund                     50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund         50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund         50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund       50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund         50,000,000        50,000,000        50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty-seven billion, seven-hundred and seventy million (37,770,000,000) shares, with an aggregate par value of thirty-seven million seven hundred and seventy thousand dollars ($37,770,000), as classified below:

                                           Class A       Class B       Class C       Class I       Class Y
                Series                      Shares        Shares        Shares        Shares        Shares
                ------                   -----------   -----------   -----------   -----------   -----------
The Hartford Advisers Fund               375,000,000   175,000,000   110,000,000           --    100,000,000

                                           Class A       Class B       Class C       Class I       Class Y
                Series                      Shares        Shares        Shares        Shares        Shares
                ------                   -----------   -----------   -----------   -----------   -----------
The Hartford Balanced Income Fund        200,000,000   200,000,000   200,000,000            --   200,000,000
The Hartford Capital Appreciation Fund   570,000,000   175,000,000   220,000,000    50,000,000    50,000,000
The Hartford Capital Appreciation II
   Fund                                  200,000,000   200,000,000   200,000,000    50,000,000   200,000,000
The Hartford Capital Preservation Fund   285,000,000    75,000,000   200,000,000            --   100,000,000
The Hartford Checks and Balances Fund    400,000,000   200,000,000   200,000,000    50,000,000            --

The Hartford Disciplined Equity Fund     125,000,000    75,000,000    50,000,000            --    50,000,000
THE HARTFORD DIVERSIFIED INTERNATIONAL
   FUND                                  125,000,000    75,000,000    75,000,000    50,000,000    50,000,000
The Hartford Dividend and Growth Fund    325,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford Equity Income Fund          125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford Floating Rate Fund          800,000,000   200,000,000   800,000,000   250,000,000   200,000,000
The Hartford Focus Growth Fund           125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Fundamental Growth Fund     125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Communications
   Fund                                  125,000,000    75,000,000    50,000,000            --     50,000,000
The Hartford Global Enhanced Dividend
   Fund                                  200,000,000   200,000,000   200,000,000    50,000,000    50,000,000
The Hartford Global Equity Fund          200,000,000   200,000,000   200,000,000    50,000,000    50,000,000
The Hartford Global Financial Services
   Fund                                  125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Growth Fund          125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Global Health Fund          125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford Global Technology Fund      125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford High Yield Fund             125,000,000    75,000,000    50,000,000    50,000,000    50,000,000
The Hartford High Yield Municipal Bond
   Fund                                  200,000,000   200,000,000   200,000,000    50,000,000            --
The Hartford Income Fund                 125,000,000    75,000,000    50,000,000            --    50,000,000
The Hartford Inflation Plus Fund         155,000,000   105,000,000    90,000,000    50,000,000    50,000,000

                                            Class A        Class B       Class C       Class I      Class Y
                Series                       Shares         Shares        Shares       Shares        Shares
                ------                   -------------   -----------   -----------   ----------   -----------
The Hartford International Growth Fund     125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
THE HARTFORD INTERNATIONAL
   OPPORTUNITIES FUND                      125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford International Small
   Company Fund                            125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford LargeCap Growth Fund          200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford MidCap Fund                   225,000,000    75,000,000   110,000,000           --    50,000,000
The Hartford MidCap Growth Fund            200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford MidCap Value Fund             125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Money Market Fund           1,200,000,000   500,000,000   500,000,000           --   500,000,000
The Hartford Principal Protection Fund     125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Retirement Income Fund        200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select MidCap Growth Fund     200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select MidCap Value Fund      200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select SmallCap Growth
   Fund                                    200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Select SmallCap Value
   Fund                                    200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Short Duration Fund           125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Small Company Fund            125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
THE HARTFORD STOCK FUND                    125,000,000    75,000,000    50,000,000   50,000,000    50,000,000
The Hartford Strategic Income Fund         200,000,000   200,000,000   200,000,000   50,000,000    50,000,000
The Hartford Tax-Free California Fund      125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Tax-Free New York Fund        125,000,000    75,000,000    50,000,000           --    50,000,000
The Hartford Target Retirement 2010
   Fund                                    200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Target Retirement 2020
   Fund                                    200,000,000   200,000,000   200,000,000           --   200,000,000
The Hartford Target Retirement 2030
   Fund                                    200,000,000   200,000,000   200,000,000           --   200,000,000

                                           Class A       Class B      Class C      Class I      Class Y
                Series                      Shares       Shares       Shares       Shares        Shares
                ------                   -----------   ----------   ----------   ----------   -----------
The Hartford Total Return Bond Fund      125,000,000   75,000,000   50,000,000   50,000,000   100,000,000
The Hartford Value Fund                  125,000,000   75,000,000   50,000,000   50,000,000    50,000,000

                                           Class A       Class B      Class C      Class D      Class I      Class Y
                Series                      Shares       Shares       Shares       Shares        Shares      Shares
                ------                   -----------   ----------   ----------   ----------   ----------   ----------
The Hartford Equity Growth Allocation
   Fund                                  100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund      100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund    100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation
   Fund                                  100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund      100,000,000   50,000,000   50,000,000   50,000,000   50,000,000   50,000,000

                                           Class A       Class B      Class C      Class D       Class I      Class Y
                Series                      Shares       Shares       Shares        Shares       Shares       Shares
                ------                   -----------   ----------   ----------   -----------   ----------   ----------

The Hartford DCA Money Fund Series I                                             300,000,000
The Hartford DCA Money Fund Series II                                            300,000,000
The Hartford DCA Money Fund Series III                                           300,000,000
The Hartford DCA Money Fund Series IV                                            300,000,000
The Hartford DCA Money Fund Series V                                             300,000,000

                Series                   Class R3 Shares   Class R4 Shares   Class R5 Shares
                ------                   ---------------   ---------------   ---------------
The Hartford Advisers Fund                  50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund      50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund        50,000,000        50,000,000        50,000,000
THE HARTFORD DIVERSIFIED INTERNATIONAL
   FUND                                     50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund       50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund             50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund             50,000,000        50,000,000        50,000,000
The Hartford Global Enhanced Dividend
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Global Equity Fund             50,000,000        50,000,000        50,000,000
The Hartford Global Growth Fund             50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund             50,000,000        50,000,000        50,000,000

                Series                   Class R3 Shares   Class R4 Shares   Class R5 Shares
                ------                   ---------------   ---------------   ---------------
The Hartford High Yield Fund                50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund            50,000,000        50,000,000        50,000,000
The Hartford International Growth Fund      50,000,000        50,000,000        50,000,000
The Hartford International
   Opportunities Fund                       50,000,000        50,000,000        50,000,000
THE HARTFORD MONEY MARKET FUND              50,000,000       100,000,000        50,000,000
The Hartford Small Company Fund             50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                     50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund         50,000,000        50,000,000        50,000,000
The Hartford Value Fund                     50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund         50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund         50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund       50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation
   Fund                                     50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund         50,000,000        50,000,000        50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on February 6, 2008 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to The Hartford Diversified International Fund, a new series of the corporation, to allocate Class I shares to existing series of The Hartford International Opportunities Fund and The Hartford Stock Fund and to allocate additional Class R4 shares to existing series of The Hartford Money Market Fund.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Alice A. Pellegrino, its Assistant Secretary, this 28th day of February 2008.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/Edward P. Macdonald
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President

Attest:


/s/Alice A. Pellegrino
-------------------------------------
Alice A. Pellegrino
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President